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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

          We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated November 13, 1998, included in the Registration Statement on Form S-3 and Prospectus of MAXIMUS, Inc. for the registration of 4,600,000 shares of its common stock.

                                          /s/ ERNST & YOUNG LLP

Washington, DC
November 20, 1998